Exhibit 10.13
EXECUTION VERSION
MASTER CONTRIBUTION AGREEMENT
This MASTER CONTRIBUTION AGREEMENT (this “Agreement”) is made and entered into as of 11:46 p.m. New York time on December 31, 2021 (the “Effective Date”), by and among:
(A) TPG Holdings I, L.P., a Delaware limited partnership (“TPG OG I”), TPG Holdings II, L.P., a Delaware limited partnership (“TPG OG II”), TPG Holdings III, L.P., a Delaware limited partnership (“TPG OG III”, and together with TPG OG I and TPG OG II, “TPG OG Partnerships”);
(B) each entity listed under the column labeled “Transferor” on Schedule A hereto (each a “Transferor”); and
(C) Tarrant Remain Co I, L.P., a Delaware limited partnership (“RemainCo I”), Tarrant Remain Co II, L.P., a Delaware limited partnership (“RemainCo II”), Tarrant Remain Co III, L.P., a Delaware limited partnership (“RemainCo III”, and together with RemainCo I and RemainCo II, “RemainCo Partnerships”).
WITNESSETH
WHEREAS, the TPG OG Partnerships and RemainCo Partnerships are party to that certain Performance Earnings Agreement, dated as of the date hereof (the “Performance Earnings Agreement”), pursuant to which the TPG OG Partnerships have agreed to contribute to the RemainCo Partnerships certain limited partnership interests including the associated rights to certain distributions of Carried Interest (as defined in the Performance Earnings Agreement) in respect of the Identified Funds (as defined in the Performance Earnings Agreement) formed before the date thereof and the obligations to make certain contributions in respect of Clawback Obligations (as defined in the Performance Earnings Agreement, the “Clawback Obligations”) of such Identified Funds;
WHEREAS, the limited partnership agreements of certain of the Underlying Entities listed under the column labeled “Underlying Entity” on Schedule A (to the extent such Underlying Entities are limited partnerships) were amended pursuant to that certain Omnibus Amendment to GenPar Limited Partnership Agreements, dated as of the date hereof, pursuant to which each such general partnership interest was divided into a limited partnership interest and a general partnership interest, in advance of the contribution of such limited partnership interest pursuant to this Agreement;
WHEREAS, prior to the Effective Date, TPG Holdings II Sub, L.P. has distributed certain of its assets to TPG OG II;

WHEREAS, each TPG OG Partnership owns, directly or indirectly, interests in the Underlying Entity listed opposite to such TPG OG Partnership’s name under the column labeled “Underlying Entity” on Schedule A that consist of a limited partner interest, a limited liability company interest or other similar equity interest in the Underlying Entity and/or capital commitments or contributions in respect of the Underlying Entity made by such TPG OG Partnership, directly or indirectly, in the Underlying Entity (each such interest, a “Contributed Interest”);
WHEREAS, each Transferor is wholly owned by one of the TPG OG Partnerships and disregarded as an entity separate from such TPG OG Partnership for U.S. federal income tax purposes;
WHEREAS, each TPG OG Partnership wishes to contribute the applicable Contributed Interest to the RemainCo Partnership listed opposite the name of such Contributed Interest on Schedule A effective as of the Effective Date (the “Contributions”);
WHEREAS, each Transferor, at the direction of the applicable TPG OG Partnership, wishes to effect the Contributions by transferring the applicable Contributed Interest to the respective RemainCo Partnership to the extent that such transfer has not been effected or will not be effected by certain other transfer documentation;
WHEREAS, each RemainCo Partnership wishes to accept the contribution and transfer of the applicable Contributed Interests and to be bound by the terms of the underlying organizational documents related to such Contributed Interests; and
WHEREAS, in connection with and immediately after the Contribution, each RemainCo Partnership desires to assume, subject to the terms and conditions hereof, all of the payment obligations of the applicable TPG OG Partnership or Transferor with respect to such TPG OG Partnership’s or Transferor’s liability for any “imputed underpayment,” as the term defined in Section 6225 of the Internal Revenue Code of 1986 (the “Code”) (together with any subsequent amendments thereto, Treasury Regulations promulgated thereunder, and published administrative interpretations thereof, and any comparable provisions of state or local tax law) attributable to each Contributed Asset (the “Assumed BBA Liability”).
NOW, THEREFORE, in consideration of the mutual covenants set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
Section 1. Contributions. As of the Effective Date, each TPG OG Partnership hereby contributes, and the applicable Transferor transfers (to the extent that such transfer has not been effected or will not be effected by certain other transfer documentation), the applicable Contributed Interests to the applicable RemainCo Partnership, and each RemainCo Partnership hereby accepts the applicable Contributed Interests from the applicable TPG OG Partnership and Transferor.
Section 2. Assumption of Certain Liabilities by RemainCo Partnerships. As of the Effective Date, each RemainCo Partnership hereby assumes the respective Assumed BBA Liability and applicable Clawback Obligations (subject to the terms and conditions set forth in the Performance Earnings Agreement).

Section 3. Intended Tax Treatment. The parties hereto intend that the Contributions (when taken together with the distributions of the interests in the RemainCo Partnership by the TPG OG Partnerships to be effected after the Contributions) be treated as a division of a partnership under Section 708 of the Internal Revenue Code of 1986, as amended (the “Code”), pursuant to which (a) TPG Holdings I is the “divided partnership,” RemainCo I is the “recipient partnership” and each of TPG Holdings I and RemainCo I are the “continuation” of TPG Holdings I, (b) TPG Holdings II is the “divided partnership,” RemainCo II is the “recipient partnership” and each of TPG Holdings II and RemainCo II are the “continuation” of TPG Holdings II, and (c) TPG Holdings III is the “divided partnership,” RemainCo III is the “recipient partnership” and each of TPG Holdings III and RemainCo III are the “continuation” of TPG Holdings III (such intended tax treatment described above, the “Intended Tax Treatments”). The parties hereto will file all U.S. federal income tax returns in a manner consistent with the Intended Tax Treatments to the extent permitted by law.
Section 4. Further Assurances. The parties to this Agreement shall cooperate and use all of their respective best efforts to take or cause to be taken all appropriate actions and do, or cause to be done, all things necessary or appropriate to consummate and make effective the Contributions contemplated by this Agreement, including assumption of obligations in respect of any Contributed Interest to the extent the ownership or assignment of such Contributed Interest requires the assumption of applicable obligations.
Section 5. Governing Law. This Agreement and any claims arising out of this Agreement shall be governed by and construed in accordance with the law of the State of Delaware, without regard to the conflicts of law rules of such state.
Section 6. Amendment. This Agreement may not be amended or modified in any manner except by a written agreement executed by each of the parties hereto.
Section 7. Wrong Pockets. If following the Contributions, a party shall receive or otherwise possess any asset or interest that should belong to the other party pursuant to this Agreement, such party shall promptly transfer, or cause to be transferred, such asset to the other party so entitled thereto at no cost. In furtherance of the foregoing, each party agrees to forward or remit to the other party any payments received by such party on account of any asset or interest that should belong to the other party. Prior to any transfer pursuant to this Section 7, the party then holding or possessing such asset or interest shall hold such asset or interest in trust for such other party.
Section 8. Indemnification of TPG OG Partnerships.
(a) RemainCo I shall indemnify and hold harmless TPG Holdings I, its affiliates and each of their respective officers, directors, employees and agents (collectively, the “TPG Holdings I Covered Parties”), from and against any claim, action, loss, liability, expense (including reasonable attorneys’ fees), damage, tax, judgment, fine and penalty incurred by TPG Holdings I Covered Parties to the extent related to the applicable Contributed Interests or the related Assumed BBA Liability.

(b) RemainCo II shall indemnify and hold harmless TPG Holdings II, its affiliates and each of their respective officers, directors, employees and agents (collectively, the “TPG Holdings II Covered Parties”), from and against any claim, action, loss, liability, expense (including reasonable attorneys’ fees), damage, tax, judgment, fine and penalty incurred by TPG Holdings II Covered Parties to the extent related to the applicable Contributed Interests or the related Assumed BBA Liability.
(c) RemainCo III shall indemnify and hold harmless TPG Holdings III, its affiliates and each of their respective officers, directors, employees and agents (collectively, the “TPG Holdings III Covered Parties”), from and against any claim, action, loss, liability, expense (including reasonable attorneys’ fees), damage, tax, judgment, fine and penalty incurred by TPG Holdings III Covered Parties to the extent related to the applicable Contributed Interests or the related Assumed BBA Liability.
Section 9. Counterparts. This Agreement may be executed in two (2) or more counterparts, each of which shall be deemed to constitute an original of the same Agreement, and all of which together shall constitute one single Agreement, which shall be effective upon the execution hereof by parties hereto. A complete set of counterparts shall be made available to each party.

IN WITNESS WHEREOF, this Agreement is executed as of the Effective Date.

TPG Holdings I, L.P.
By: TPG Holdings I-A, LLC, its general partner

By:	/s/ Michael LaGatta
Name: Michael LaGatta
Title: Vice President

TPG Holdings II, L.P.
By: TPG Holdings II-A, LLC, its general partner

By:	/s/ Michael LaGatta
Name: Michael LaGatta
Title: Vice President

TPG Holdings III, L.P.
By: TPG Holdings III-A, L.P., its general partner
By: TPG Holdings III-A, Inc., its general partner

By:	/s/ Michael LaGatta
Name: Michael LaGatta
Title: Vice President

Tarrant Remain Co I, L.P.
By: Tarrant Remain Co GP, LLC, its general partner

By:	/s/ Michael LaGatta
Name: Michael LaGatta
Title: Vice President
[Signature Page to Master Contribution Agreement]

Tarrant Remain Co II, L.P.
By: Tarrant Remain Co GP, LLC, its general partner

By:	/s/ Michael LaGatta
Name: Michael LaGatta
Title: Vice President

Tarrant Remain Co III, L.P.
By: Tarrant Remain Co GP, LLC, its general partner

By:	/s/ Michael LaGatta
Name: Michael LaGatta
Title: Vice President

Newbridge Asia GenPar IV Advisors, Inc.

By:	/s/ Michael LaGatta
Name: Michael LaGatta
Title: Vice President

TPG Asia GenPar V Advisors, Inc.

By:	/s/ Michael LaGatta
Name: Michael LaGatta
Title: Vice President

TPG Asia V PEI Genpar Advisors, LLC

By:	/s/ Michael LaGatta
Name: Michael LaGatta
Title: Vice President
[Signature Page to Master Contribution Agreement]

TPG Asia GenPar VI Advisors, Inc.

By:	/s/ Michael LaGatta
Name: Michael LaGatta
Title: Vice President

TPG Asia GenPar VII Advisors, Inc.

By:	/s/ Michael LaGatta
Name: Michael LaGatta
Title: Vice President

TPG Asia GenPar VIII Advisors, Inc.

By:	/s/ Michael LaGatta
Name: Michael LaGatta
Title: Vice President

TPG Synergy Genpar Advisors, Inc.

By:	/s/ Michael LaGatta
Name: Michael LaGatta
Title: Vice President

TPG Advisors (Shanghai) LLC

By:	/s/ Michael LaGatta
Name: Michael LaGatta
Title: Vice President

TPG Advisors (Chongqing) LLC

By:	/s/ Michael LaGatta
Name: Michael LaGatta
Title: Vice President
[Signature Page to Master Contribution Agreement]

TPG Growth Gator GenPar II Advisors, LLC

By:	/s/ Michael LaGatta
Name: Michael LaGatta
Title: Vice President

TPG Growth II DE AIV Gator GenPar Advisors, LLC

By:	/s/ Michael LaGatta
Name: Michael LaGatta
Title: Vice President

TPG Growth II AIV Gator GenPar Advisors, Inc.

By:	/s/ Michael LaGatta
Name: Michael LaGatta
Title: Vice President

TPG Growth II Cayman AIV Gator GenPar Advisors, Inc.

By:	/s/ Michael LaGatta
Name: Michael LaGatta
Title: Vice President

TPG PEP GenPar Advisors, LP

By: TPG Holdings III, L.P., its general partner
By: TPG Holdings III-A, L.P., its general partner
By: TPG Holdings III-A, Inc., its general partner

By:	/s/ Michael LaGatta
Name: Michael LaGatta
Title: Vice President
[Signature Page to Master Contribution Agreement]

TPG GP Solutions GenPar Advisors, LLC

By:	/s/ Michael LaGatta
Name: Michael LaGatta
Title: Vice President

TPG Seville Genpar Advisors, LLC

By:	/s/ Michael LaGatta
Name: Michael LaGatta
Title: Vice President

TPG Real Estate Core-Plus GenPar Advisors, LLC

By:	/s/ Michael LaGatta
Name: Michael LaGatta
Title: Vice President

TPG Real Estate GenPar II Advisors, LLC

By:	/s/ Michael LaGatta
Name: Michael LaGatta
Title: Vice President

TPG Real Estate GenPar II Advisors (A), LLC

By:	/s/ Michael LaGatta
Name: Michael LaGatta
Title: Vice President

TPG Real Estate GenPar II Advisors (B), Ltd.

By:	/s/ Michael LaGatta
Name: Michael LaGatta
Title: Vice President
[Signature Page to Master Contribution Agreement]

TPG Real Estate GenPar II U.K. Investments Advisor, LLC

By:	/s/ Michael LaGatta
Name: Michael LaGatta
Title: Vice President

Mothership GenPar Advisors, LLC

By: TPG Holdings II, L.P., its managing member

By: TPG Holdings II-A, LLC, its general partner

By:	/s/ Michael LaGatta
Name: Michael LaGatta
Title: Vice President

TPG Real Estate GenPar III Advisors, LLC

By:	/s/ Michael LaGatta
Name: Michael LaGatta
Title: Vice President

TPG Real Estate Genpar III EU Advisors, LLC

By:	/s/ Michael LaGatta
Name: Michael LaGatta
Title: Vice President

TPG Real Estate Genpar III Advisors, Ltd.

By:	/s/ Michael LaGatta
Name: Michael LaGatta
Title: Vice President
[Signature Page to Master Contribution Agreement]

TPG Real Estate Genpar IV Advisors, LLC

By:	/s/ Michael LaGatta
Name: Michael LaGatta
Title: Vice President

TPG Real Estate Genpar IV EU Advisors, LLC

By:	/s/ Michael LaGatta
Name: Michael LaGatta
Title: Vice President

TPG Real Estate Genpar IV-A Advisors, LLC

By:	/s/ Michael LaGatta
Name: Michael LaGatta
Title: Vice President

TPG Star Genpar Advisors, LLC

By:	/s/ Michael LaGatta
Name: Michael LaGatta
Title: Vice President

TPG Star Genpar AIV Advisors, L.L.C.

By:	/s/ Michael LaGatta
Name: Michael LaGatta
Title: Vice President

TPG Growth II AIV GenPar Advisors, Inc.

By:	/s/ Michael LaGatta
Name: Michael LaGatta
Title: Vice President
[Signature Page to Master Contribution Agreement]

TPG Growth II DE AIV GenPar Advisors, LLC

By:	/s/ Michael LaGatta
Name: Michael LaGatta
Title: Vice President

TPG Growth II Cayman AIV GenPar Advisors, Inc.

By:	/s/ Michael LaGatta
Name: Michael LaGatta
Title: Vice President

TPG Growth GenPar III Advisors, LLC

By:	/s/ Michael LaGatta
Name: Michael LaGatta
Title: Vice President

TPG Growth III Cayman AIV GenPar Advisors, Inc.

By:	/s/ Michael LaGatta
Name: Michael LaGatta
Title: Vice President

TPG Growth III DE AIV GenPar Advisors, LLC

By:	/s/ Michael LaGatta
Name: Michael LaGatta
Title: Vice President
[Signature Page to Master Contribution Agreement]

TPG Growth III SF AIV GenPar Advisors, Inc.

By:	/s/ Michael LaGatta
Name: Michael LaGatta
Title: Vice President

TPG Growth III (C) GenPar Advisors, Inc.

By:	/s/ Michael LaGatta
Name: Michael LaGatta
Title: Vice President

TPG Growth III DP AIV GenPar Advisors, LLC

By:	/s/ Michael LaGatta
Name: Michael LaGatta
Title: Vice President

TPG Growth III LRS GenPar Advisors, LLC

By:	/s/ Michael LaGatta
Name: Michael LaGatta
Title: Vice President

TPG Growth GenPar IV Advisors, LLC

By:	/s/ Michael LaGatta
Name: Michael LaGatta
Title: Vice President
[Signature Page to Master Contribution Agreement]

TPG Growth IV Cayman AIV GenPar Advisors, Inc.

By:	/s/ Michael LaGatta
Name: Michael LaGatta
Title: Vice President

TPG Growth IV (C) GenPar Advisors, Inc.

By:	/s/ Michael LaGatta
Name: Michael LaGatta
Title: Vice President

TPG Growth IV DE AIV GenPar Advisors, LLC

By:	/s/ Michael LaGatta
Name: Michael LaGatta
Title: Vice President

TPG Growth IV SF AIV GenPar Advisors, Inc.

By:	/s/ Michael LaGatta
Name: Michael LaGatta
Title: Vice President

TPG Growth GenPar V Advisors, LLC

By:	/s/ Michael LaGatta
Name: Michael LaGatta
Title: Vice President
[Signature Page to Master Contribution Agreement]

TPG Growth V SF AIV GenPar Advisors, Inc.

By:	/s/ Michael LaGatta
Name: Michael LaGatta
Title: Vice President

TPG Growth V Cayman AIV GenPar Advisors, Inc.

By:	/s/ Michael LaGatta
Name: Michael LaGatta
Title: Vice President

TPG Growth V DE AIV GenPar Advisors, LLC

By:	/s/ Michael LaGatta
Name: Michael LaGatta
Title: Vice President

TPG Growth V (C) GenPar Advisors, Inc.

By:	/s/ Michael LaGatta
Name: Michael LaGatta
Title: Vice President

The Rise Fund GenPar Advisors, LLC

By:	/s/ Michael LaGatta
Name: Michael LaGatta
Title: Vice President
[Signature Page to Master Contribution Agreement]

The Rise Fund AIV GenPar Advisors, Inc.

By:	/s/ Michael LaGatta
Name: Michael LaGatta
Title: Vice President

The Rise Fund DE AIV GenPar Advisors, LLC

By:	/s/ Michael LaGatta
Name: Michael LaGatta
Title: Vice President

Evercare Health Fund GenPar Advisors, Inc.

By:	/s/ Michael LaGatta
Name: Michael LaGatta
Title: Vice President

The Rise Fund Wild GenPar Advisors, Inc.

By:	/s/ Michael LaGatta
Name: Michael LaGatta
Title: Vice President

The Rise Fund GenPar II Advisors, Inc.

By:	/s/ Michael LaGatta
Name: Michael LaGatta
Title: Vice President

The Rise Fund II SF AIV GenPar Advisors, Inc.

By:	/s/ Michael LaGatta
Name: Michael LaGatta
Title: Vice President
[Signature Page to Master Contribution Agreement]

The Rise Fund GenPar II-AIV Advisors, Inc.

By:	/s/ Michael LaGatta
Name: Michael LaGatta
Title: Vice President

The Rise Fund II DE AIV GenPar Advisors, LLC

By:	/s/ Michael LaGatta
Name: Michael LaGatta
Title: Vice President

TPG Rise Climate GenPar Advisors, LLC

By:	/s/ Michael LaGatta
Name: Michael LaGatta
Title: Vice President

TPG Rise Climate Cayman AIV GenPar Advisors, Inc.

By:	/s/ Michael LaGatta
Name: Michael LaGatta
Title: Vice President

TPG Growth Genpar II Advisors, LLC

By:	/s/ Michael LaGatta
Name: Michael LaGatta
Title: Vice President

TPG GenPar IV Advisors, LLC

By:	/s/ Michael LaGatta
Name: Michael LaGatta
Title: Vice President
[Signature Page to Master Contribution Agreement]

TPG GenPar IV-AIV Advisors, Inc.

By:	/s/ Michael LaGatta
Name: Michael LaGatta
Title: Vice President

TPG Genpar V Advisors, LLC

By:	/s/ Michael LaGatta
Name: Michael LaGatta
Title: Vice President

TPG Luna GenPar V-AIV Advisors, Inc.

By:	/s/ Michael LaGatta
Name: Michael LaGatta
Title: Vice President

TPG GenPar V-AIV Advisors, Inc.

By:	/s/ Michael LaGatta
Name: Michael LaGatta
Title: Vice President

TPG V AIV SLP SD Advisors, LLC

By:	/s/ Michael LaGatta
Name: Michael LaGatta
Title: Vice President

TPG VI AIV SLP SD Advisors, LLC

By:	/s/ Michael LaGatta
Name: Michael LaGatta
Title: Vice President
[Signature Page to Master Contribution Agreement]

TPG Genpar VI Advisors, LLC

By:	/s/ Michael LaGatta
Name: Michael LaGatta
Title: Vice President

TPG GenPar VI-AIV Advisors, Inc.

By:	/s/ Michael LaGatta
Name: Michael LaGatta
Title: Vice President

TPG Luna GenPar Advisors, Inc.

By:	/s/ Michael LaGatta
Name: Michael LaGatta
Title: Vice President

TPG GenPar VI Cayfir AIV Advisors, Inc.

By:	/s/ Michael LaGatta
Name: Michael LaGatta
Title: Vice President

TPG FOF GenPar VI Advisors, LLC

By:	/s/ Michael LaGatta
Name: Michael LaGatta
Title: Vice President

TPG VI OG AIV GenPar Advisors, Inc.

By:	/s/ Michael LaGatta
Name: Michael LaGatta
Title: Vice President
[Signature Page to Master Contribution Agreement]

TPG GenPar VI AIV TM Advisors, Inc.

By:	/s/ Michael LaGatta
Name: Michael LaGatta
Title: Vice President

TPG VI AIV SLP SD III Advisors, LLC

By:	/s/ Michael LaGatta
Name: Michael LaGatta
Title: Vice President

TPG Genpar VI Delfir AIV Advisors, LLC

By:	/s/ Michael LaGatta
Name: Michael LaGatta
Title: Vice President

TPG Grocery Genpar VI Advisors, LLC

By:	/s/ Michael LaGatta
Name: Michael LaGatta
Title: Vice President

TPG VI X2 Advisors, Inc.

By:	/s/ Michael LaGatta
Name: Michael LaGatta
Title: Vice President

TPG VI Lux Debt Holdings Genpar Advisors, LLC

By:	/s/ Michael LaGatta
Name: Michael LaGatta
Title: Vice President
[Signature Page to Master Contribution Agreement]

TPG VI AIV SLP SD II Advisors, LLC

By:	/s/ Michael LaGatta
Name: Michael LaGatta
Title: Vice President

TPG GenPar VI Delfir AIV Advisors II, LLC

By:	/s/ Michael LaGatta
Name: Michael LaGatta
Title: Vice President

TPG GenPar VII Advisors, LLC

By:	/s/ Michael LaGatta
Name: Michael LaGatta
Title: Vice President

TPG GenPar VII-AIV Advisors, Inc.

By:	/s/ Michael LaGatta
Name: Michael LaGatta
Title: Vice President

TPG VII DE AIV Genpar Advisors, LLC

By:	/s/ Michael LaGatta
Name: Michael LaGatta
Title: Vice President

TPG VII Magni GenPar Advisors, LLC

By:	/s/ Michael LaGatta
Name: Michael LaGatta
Title: Vice President
[Signature Page to Master Contribution Agreement]

TPG Partners VII (C) GenPar Advisors, Inc.

By:	/s/ Michael LaGatta
Name: Michael LaGatta
Title: Vice President

TPG GenPar VII SBS SA I Advisors, LLC

By:	/s/ Michael LaGatta
Name: Michael LaGatta
Title: Vice President

TPG GenPar VII SBS SA I AIV I Advisors, Inc.

By:	/s/ Michael LaGatta
Name: Michael LaGatta
Title: Vice President

TPG VII Manta GenPar Advisors, LLC

By:	/s/ Michael LaGatta
Name: Michael LaGatta
Title: Vice President

TPG VII Kentucky GenPar Advisors, LLC

By:	/s/ Michael LaGatta
Name: Michael LaGatta
Title: Vice President

TPG VII LTP AIV Genpar Advisors, LLC

By:	/s/ Michael LaGatta
Name: Michael LaGatta
Title: Vice President

[Signature Page to Master Contribution Agreement]

TPG VII LTP AIV GenPar Advisors II, LLC

By:	/s/ Michael LaGatta
Name: Michael LaGatta
Title: Vice President

TPG Aion Partners GenPar Advisors, LLC

By:	/s/ Michael LaGatta
Name: Michael LaGatta
Title: Vice President

TPG VII Lux Debt Holdings Genpar Advisors, LLC

By:	/s/ Michael LaGatta
Name: Michael LaGatta
Title: Vice President

TPG GenPar VIII Advisors, LLC

By:	/s/ Michael LaGatta
Name: Michael LaGatta
Title: Vice President

TPG Healthcare Partners GenPar Advisors, LLC

By:	/s/ Michael LaGatta
Name: Michael LaGatta
Title: Vice President

TPG GenPar VIII SBS SA I Advisors, LLC

By:	/s/ Michael LaGatta
Name: Michael LaGatta
Title: Vice President
[Signature Page to Master Contribution Agreement]

TPG HC DE AIV Genpar Advisor, LLC

By:	/s/ Michael LaGatta
Name: Michael LaGatta
Title: Vice President

TPG VIII DE AIV Genpar Advisors, LLC

By:	/s/ Michael LaGatta
Name: Michael LaGatta
Title: Vice President

TPG GenPar VIII-AIV Advisors, Ltd.

By:	/s/ Michael LaGatta
Name: Michael LaGatta
Title: Vice President

TPG VIII Lux Debt Holdings Genpar Advisors, LLC

By:	/s/ Michael LaGatta
Name: Michael LaGatta
Title: Vice President

TPG HC Lux Debt Holdings Genpar Advisors, LLC

By:	/s/ Michael LaGatta
Name: Michael LaGatta
Title: Vice President

TPG VIII LTP AIV Genpar Advisors, LLC

By:	/s/ Michael LaGatta
Name: Michael LaGatta
Title: Vice President
[Signature Page to Master Contribution Agreement]

TPG HC LTP AIV Genpar Advisors, LLC

By:	/s/ Michael LaGatta
Name: Michael LaGatta
Title: Vice President

TPG GenPar VIII SBS SA DE AIV I Advisors, LLC

By:	/s/ Michael LaGatta
Name: Michael LaGatta
Title: Vice President

TPG VIII LTP AIV GenPar Advisors II, LLC

By:	/s/ Michael LaGatta
Name: Michael LaGatta
Title: Vice President

TPG HC LTP AIV GenPar Advisors II, LLC

By:	/s/ Michael LaGatta
Name: Michael LaGatta
Title: Vice President

TPG Partners VIII Genpar EU Advisors, LLC

By:	/s/ Michael LaGatta
Name: Michael LaGatta
Title: Vice President

TPG Genpar VIII SBS SA I AIV I Advisors, Inc.

By:	/s/ Michael LaGatta
Name: Michael LaGatta
Title: Vice President
[Signature Page to Master Contribution Agreement]

TPG Energy Solutions GenPar Advisors, LLC

By:	/s/ Michael LaGatta
Name: Michael LaGatta
Title: Vice President

TPG Energy Solutions DE AIV GenPar Advisors, LLC

By:	/s/ Michael LaGatta
Name: Michael LaGatta
Title: Vice President

TPG Digital Media GenPar Advisors, Inc.

By:	/s/ Michael LaGatta
Name: Michael LaGatta
Title: Vice President

TPG Tech Adjacencies GenPar Advisors, LLC

By:	/s/ Michael LaGatta
Name: Michael LaGatta
Title: Vice President

TPG Tech Adjacencies Cayman AIV GP Advisors, Inc.

By:	/s/ Michael LaGatta
Name: Michael LaGatta
Title: Vice President
[Signature Page to Master Contribution Agreement]

TPG Tech Adjacencies SF AIV GenPar Advisors, Inc.

By:	/s/ Michael LaGatta
Name: Michael LaGatta
Title: Vice President

TPG Tech Adjacencies LS AIV GP Advisors, LLC

By:	/s/ Michael LaGatta
Name: Michael LaGatta
Title: Vice President

TPG Tech Adjacencies LS AIV GP Advisors II, LLC

By:	/s/ Michael LaGatta
Name: Michael LaGatta
Title: Vice President

TPG Tech Adjacencies DE AIV GenPar Advisors, LLC

By:	/s/ Michael LaGatta
Name: Michael LaGatta
Title: Vice President

TPG Strategic Capital GenPar Advisors, LLC

By:	/s/ Michael LaGatta
Name: Michael LaGatta
Title: Vice President
[Signature Page to Master Contribution Agreement]

TPG Tech Adjacencies GenPar II Advisors, LLC

By:	/s/ Michael LaGatta
Name: Michael LaGatta
Title: Vice President

TPG AAF Advisors, LLC

By:	/s/ Michael LaGatta
Name: Michael LaGatta
Title: Vice President

TPG Biotechnology GenPar II Advisors, LLC

By:	/s/ Michael LaGatta
Name: Michael LaGatta
Title: Vice President

TPG Biotechnology Genpar III Advisors, LLC

By:	/s/ Michael LaGatta
Name: Michael LaGatta
Title: Vice President

TPG Biotech GenPar IV Advisors, LLC

By:	/s/ Michael LaGatta
Name: Michael LaGatta
Title: Vice President
[Signature Page to Master Contribution Agreement]

TPG Biotech IV DE AIV GenPar Advisors, LLC

By:	/s/ Michael LaGatta
Name: Michael LaGatta
Title: Vice President

TPG Biotech GenPar V Advisors, LLC

By:	/s/ Michael LaGatta
Name: Michael LaGatta
Title: Vice President

TPG Biotech V DE AIV GenPar Advisors, LLC

By:	/s/ Michael LaGatta
Name: Michael LaGatta
Title: Vice President

TPG Circadian Capital Partners GenPar Advisors, LLC

By:	/s/ Michael LaGatta
Name: Michael LaGatta
Title: Vice President

TPG ART DE AIV GenPar Advisors, LLC

By:	/s/ Michael LaGatta
Name: Michael LaGatta
Title: Vice President
[Signature Page to Master Contribution Agreement]

TPG Circadian Capital Partners AIV GenPar Advisors, Inc.

By:	/s/ Michael LaGatta
Name: Michael LaGatta
Title: Vice President

TPG ART GenPar Cayfir AIV Advisors, Inc.

By:	/s/ Michael LaGatta
Name: Michael LaGatta
Title: Vice President

TPG Tortoise Genpar Advisors, LLC

By:	/s/ Michael LaGatta
Name: Michael LaGatta
Title: Vice President

TPG Olympic Genpar Advisors, LLC

By:	/s/ Michael LaGatta
Name: Michael LaGatta
Title: Vice President

TPG Financial GenPar Advisors, Inc.

By:	/s/ Michael LaGatta
Name: Michael LaGatta
Title: Vice President

TFP OG AIV GenPar Advisors, Inc.

By:	/s/ Michael LaGatta
Name: Michael LaGatta
Title: Vice President
[Signature Page to Master Contribution Agreement]

TPG DASA Advisors (RE) II, LLC

By:	/s/ Michael LaGatta
Name: Michael LaGatta
Title: Vice President

TPG DASA Advisors, LLC

By:	/s/ Michael LaGatta
Name: Michael LaGatta
Title: Vice President

TPG DASA Advisors (Cayman), Inc.

By:	/s/ Michael LaGatta
Name: Michael LaGatta
Title: Vice President

TPG Lonestar GenPar I Advisors, LLC

By:	/s/ Michael LaGatta
Name: Michael LaGatta
Title: Vice President

TPG Golden Bear Partners GenPar Advisors, LLC

By:	/s/ Michael LaGatta
Name: Michael LaGatta
Title: Vice President

TPG MMI Partners GenPar Advisors, Inc.

By:	/s/ Michael LaGatta
Name: Michael LaGatta
Title: Vice President
[Signature Page to Master Contribution Agreement]

TPG Pace Governance, LLC

By:	/s/ Michael LaGatta
Name: Michael LaGatta
Title: Vice President

TPG HealthTech Governance, LLC

By:	/s/ Michael LaGatta
Name: Michael LaGatta
Title: Vice President
[Signature Page to Master Contribution Agreement]

SCHEDULE A
Contributed Interests

RemainCo Partnership	TPG OG Partnership	Transferor	Underlying Entity	Contributed Interest
RemainCo I	TPG OG I	T08200 - TPG GenPar VIII Advisors, LLC	T08201 - TPG GenPar VIII, L.P.	LP Interest representing 15% of the promote
RemainCo I	TPG OG I	A06201 - TPG Asia GenPar VI Advisors, Inc.	A06202 - TPG Asia GenPar VI, L.P.	LP Interest representing 40% of the promote
RemainCo I	TPG OG I	A06201 - TPG Asia GenPar VI Advisors, Inc.	A06213 - TPG Asia VI PEI AIV Genpar, LP	LP Interest representing 40% of the promote
RemainCo I	TPG OG I	T07201 - TPG GenPar VII Advisors, LLC	T07202 - TPG GenPar VII, L.P.	LP Interest representing 15% of the promote
RemainCo I	TPG OG I	T07205 - TPG GenPar VII-AIV Advisors, Inc.	T07206 - TPG GenPar VII-AIV, L.P.	LP Interest representing 15% of the promote
RemainCo I	TPG OG I	S03201 - TPG Growth GenPar III Advisors, LLC	S03202 - TPG Growth GenPar III, L.P.	LP Interest representing 40% of the promote
RemainCo I	TPG OG I	T08202 - TPG Healthcare Partners Genpar Advisor	T08203 - TPG Healthcare Partners GenPar, L.P.	LP Interest representing 15% of the promote
RemainCo I	TPG OG I	S31202 - TPG Rise Climate GenPar Advisors, LLC	S31201 - TPG Rise Climate GenPar, L.P.	LP Interest representing 13.07% of the promote
RemainCo I	TPG OG I	S05201 - TPG Growth GenPar V Advisors, LLC	S05202 - TPG Growth GenPar V, L.P.	LP Interest representing 15% of the promote
RemainCo I	TPG OG I	T31200 - TPG Tech Adjacencies GenPar Advisors	T31201 - TPG Tech Adjacencies GenPar, L.P.	LP Interest representing 15% of the promote
RemainCo I	TPG OG I	S04201 - TPG Growth GenPar IV Advisors, LLC	S04202 - TPG Growth GenPar IV, L.P.	LP Interest representing 15% of the promote
RemainCo I	TPG OG I	T33202 - TPG Tech Adjacencies GenPar II Advisors, LLC	T33201 - TPG Tech Adjacencies GenPar II, L.P.	LP Interest representing 15% of the promote
RemainCo I	TPG OG I	S11202 - The Rise Fund Gen Par Advisors, LLC	S11201 - The Rise Fund GenPar, L.P.	LP Interest representing 2.5% of the promote
RemainCo I	TPG OG I	S11202 - The Rise Fund Gen Par Advisors, LLC	S11212 - The Rise Fund Strategic Promote, LP	LP Interest representing 2.5% of the promote
RemainCo I	TPG OG I	S11219 - The Rise Fund Wild GenPar Advisors	S11220 - The Rise Fund Wild GenPar, L.P.	LP Interest representing 2.5% of the promote
RemainCo I	TPG OG I	A05206 - TPG Asia GenPar V Advisors, Inc	A05201 - TPG Asia GenPar V, L.P.	LP Interest representing up to 50% of the promote
RemainCo I	TPG OG I	A05207 - TPG Asia V PEI GenPar Advisors, LLC	A05208 - TPG Asia V PEI Genpar, L.P.	LP Interest representing up to 50% of the promote

RemainCo Partnership	TPG OG Partnership	Transferor	Underlying Entity	Contributed Interest
RemainCo I	TPG OG I	W53205 - TPG Biotech III GenPar Advisors, LLC	W53202 - TPG Biotechnology GenPar III, L.P.	LP Interest representing 50% of the promote
RemainCo I	TPG OG I	TPG OG I	W53101 - TPG Biotechnology Partners III, L.P.	LP Interest representing 100% of the coinvest
RemainCo I	TPG OG I	S12201 - The Rise Fund GP II Advisors, Inc	S12202 - The Rise Fund GenPar II, L.P.	LP Interest representing 10% of the promote
RemainCo I	TPG OG I	TPG OG I	I01681 - Northstar Pacific Group Inc	Class B Share representing 100% of the coinvest
RemainCo I	TPG OG I	T32202 - TPG Strategic Capital GenPar Advisor	T32201 - TPG Strategic Capital GenPar, L.P.	LP Interest representing 15% of the promote
RemainCo I	TPG OG I	TPG OG I	W61322 - TPG ART FIP AIV III, L.P.	LP Interest representing 100% of the coinvest
RemainCo I	TPG OG I	TPG OG I	W61101 - TPG ART, L.P.	LP Interest representing 100% of the coinvest
RemainCo I	TPG OG I	TPG OG I	W61316 - TPG ART-AIV, L.P.	LP Interest representing 100% of the coinvest
RemainCo I	TPG OG I	W61201 - TPG Circadian Capital Prtnrs GP Advs	W61202 - TPG ART GenPar, L.P.	LP Interest representing 50% of the promote
RemainCo I	TPG OG I	W61209 - TPG Circadian Capital Ptrs AIV GPAdv	W61212 - TPG Circadian Capital Ptrs AIV GP LP	LP Interest representing 50% of the promote
RemainCo I	TPG OG I	W55202 - TPG Biotech GenPar V Advisors, LLC	W55201 - TPG Biotechnology GenPar V, L.P.	LP Interest representing 50% of the promote
RemainCo I	TPG OG I	TPG OG I	W55101 - TPG Biotechnology Partners V, L.P.	LP Interest representing 100% of the coinvest
RemainCo I	TPG OG I	T04211 - TPG Genpar IV Advisors, LLC	T04201 - TPG Genpar IV, L.P.	LP Interest representing up to 50% of the promote
RemainCo I	TPG OG I	T04216 - TPG GenPar IV-AIV Advisors, Inc.	T04359 - TPG Genpar IV-AIV, L.P.	LP Interest representing up to 50% of the promote
RemainCo I	TPG OG I	T06229 - TPG Genpar VI Advisors, LLC	T06275 - TPG GenPar VI PEI, LP	LP Interest representing up to 50% of the promote
RemainCo I	TPG OG I	T06229 - TPG Genpar VI Advisors, LLC	T06201 - TPG Genpar VI, L.P.	LP Interest representing up to 50% of the promote
RemainCo I	TPG OG I	TPG OG I	T06205 - TPG FOF VI - QP, L.P.	LP Interest representing 100% of the coinvest
RemainCo I	TPG OG I	T06277 - TPG Grocery GP VI Advisors, LLC	T06144 - Grocery Genpar VI, L.P.	LP Interest representing up to 50% of the promote
RemainCo I	TPG OG I	T06232 - TPG Luna Genpar Advisors	T06221 - TPG Luna Genpar, L.P.	LP Interest representing up to 50% of the promote
RemainCo I	TPG OG I	T06491 - TPG VI AIV SLP SD II Adv, LLC	T06488 - TPG VI AIV SLP SD II, LP	LP Interest representing up to 50% of the promote
RemainCo I	TPG OG I	TPG OG I	W54101 - TPG Biotechnology Partners IV, L.P.	LP Interest representing 100% of the coinvest
RemainCo I	TPG OG I	W54203 - TPG Biotech GenPar IV Advisors, LLC	W54202 - TPG Biotechnology GenPar IV, L.P.	LP Interest representing 50% of the promote
RemainCo I	TPG OG I	T02206 - TPG Growth GenPar II Advisors, LLC	S02204 - TPG Growth GenPar II, L.P.	LP Interest representing 50% of the promote
RemainCo I	TPG OG I	S01408 - TPG Growth II AIV GP Advisors, Inc.	S01409 - TPG Growth II AIV GenPar, L.P.	LP Interest representing 50% of the promote

RemainCo I	TPG OG I	G02206 - TPG Growth II AIV Gator GP Advisors	G02207 - TPG Growth II AIV Gator GenPar, L.P.	LP Interest representing 50% of the promote
RemainCo I	TPG OG I	G02201 - TPG Growth Gator GenPar II Advisors,	G02202 - TPG Growth Gator GenPar II, L.P.	LP Interest representing 50% of the promote
RemainCo I	TPG OG I	TPG OG I	X51101 - TPG Financial Partners, L.P.	LP Interest representing 100% of the coinvest
RemainCo I	TPG OG I	TPG OG I	X51302 - TFP Royal AIV, L.P.	LP Interest representing 100% of the coinvest
RemainCo I	TPG OG I	TPG OG I	X51311 - TPG Tortoise AIV, L.P.	LP Interest representing 100% of the coinvest
RemainCo I	TPG OG I	X51210 - TPG Financial GenPar Advisors, Inc	X51201 - TPG Financial Genpar, L.P.	LP Interest representing 50% of the promote
RemainCo I	TPG OG I	X51208 - TPG Tortoise GenPar Advisors, LLC	X51204 - TPG Tortoise GenPar, L.P.	LP Interest representing 50% of the promote
RemainCo I	TPG OG I	X51209 - TPG Olympic Genpar Advisors, LLC	T06302 - TPG Olympic GenPar, L.P.	LP Interest representing 50% of the promote
RemainCo I	TPG OG I	A04214 - NB Asia GenPar IV Advisors, Inc.	A04201 - Newbridge Asia Genpar IV	LP Interest representing up to 50% of the promote
RemainCo I	TPG OG I	S01224 - TPG Star GenPar Advisors, LLC	S01204 - TPG Star GenPar, L.P.	LP Interest representing 28.9% of the promote
RemainCo I	TPG OG I	W52220 - TPG Biotechnology Genpar II Adv LLC	W52202 - TPG Biotechnology GenPar II, L.P.	LP Interest representing up to 35% of the promote
RemainCo I	TPG OG I	TPG OG I	D71266 - President Residential Mortgage Genpar Advisers, LLC	LLC Interest representing 100% of the promote
RemainCo I	TPG OG I	TPG OG I	X01290 - TPG SSP GenPar Holdings BL, L.P.	LP Interest representing 100% of the promote
RemainCo I	TPG OG I	A08201 - TPG Asia GenPar VIII Advisors, Inc.	A08202 - TPG Asia GenPar VIII, L.P.	LP Interest representing 15% of the promote
RemainCo I	TPG OG I	T05224 - TPG Genpar V Advisors, LLC	T05201 - TPG GenPar V, L.P.	LP Interest representing up to 50% of the promote
RemainCo I	TPG OG I	T05228 - TPG Genpar V-AIV Advisors, Inc.	T05501 - TPG GenPar V AIV, L.P.	LP Interest representing up to 50% of the promote
RemainCo I	TPG OG I	T05226 - TPG Luna Genpar V- AIV Advisors, Inc.	T05507 - TPG Luna Genpar V-AIV, L.P.	LP Interest representing up to 50% of the promote
RemainCo I	TPG OG I	TPG OG I	T05203 - TPG FOF V-QP, L.P.	LP Interest representing 100% of the coinvest
RemainCo I	TPG OG I	A61205 - TPG Advisors (Chongqing), LLC	A61203 - TPG Yihua (Chongqing) Equity Investment Management Partnership Enterprise LP	LP Interest representing 100% of the coinvest
RemainCo I	TPG OG I	A61204 - TPG Advisors (Shanghai), LLC	A61201 - TPG Peihua (Shanghai) Equity Investment Management Enterprise (L.P.)	LP Interest representing 100% of the coinvest
RemainCo II	TPG OG II	T07221 - TPG VII Manta GenPar Advisors, LLC	T07222 - TPG VII Manta GenPar, L.P.	LP Interest representing 15% of the promote
RemainCo II	TPG OG II	T07207 - TPG VII DE AIV Genpar Advisors, LLC	T07208 - TPG VII DE AIV Genpar, LP	LP Interest representing 15% of the promote
RemainCo II	TPG OG II	T07224 - TPG VII Kentucky GenPar Advisors LLC	T07223 - TPG VII Kentucky GenPar, L.P.	LP Interest representing 15% of the promote
RemainCo II	TPG OG II	TPG OG II	Y202 - Sixth Street Partners Management Company LP	Entire LP Interest

RemainCo II	TPG OG II	TPG OG II	Y201 - Sixth Street Specialty Lending Advisers Holdings, LLC	Entire LLC Interest
RemainCo II	TPG OG II	TPG OG II	D61204 - TSL Equity Partners, L.P	Entire LP Interest
RemainCo II	TPG OG II	TPG OG II	1284 - Sixth Street Opportunities Advisors Holdings, LLC	Entire LLC Interest
RemainCo II	TPG OG II	T08217 - TPG VIII DE AIV Genpar Advisors, LLC	T08218 - TPG VIII DE AIV GenPar, L.P.	LP Interest representing 15% of the promote
RemainCo III	TPG OG III	T08240 - TPG GenPar VIII SBS SA DE AIV I Advisors, LLC	T08241 - TPG GenPar VIII SBS SA DE AIV I, L.P	LP Interest representing 15% of the promote
RemainCo II	TPG OG II	R03200 - TPG Real Estate GenPar III Advisors	R03201 - TPG Real Estate GenPar III, L.P.	LP Interest representing 10% of the promote
RemainCo II	TPG OG II	S02213 - TPG Growth II DE AIV GP Adv, LLC	S02214 - TPG Growth II DE AIV GenPar, LP	LP Interest representing 50% of the promote
RemainCo II	TPG OG II	G02203 - TPG Growth II DE AIV Gator GenPar Ad	G02204 - TPG Growth II DE AIV Gator GP	LP Interest representing 50% of the promote
RemainCo II	TPG OG II	S04212 - TPG Growth IV DE AIV GenPar Advisors	S04213 - TPG Growth IV DE AIV GenPar, L.P.	LP Interest representing 15% of the promote
RemainCo II	TPG OG II	T34201 - TPG AAF Advisors, LLC	T34202 - TPG AAF GenPar, L.P.	LP Interest representing 15% of the promote
RemainCo II	TPG OG II	T08215 - TPG HC DE AIV Genpar Advisor, LLC	T08216 - TPG HC DE AIV GenPar, L.P.	LP Interest representing 15% of the promote
RemainCo II	TPG OG II	R02202 - TPG RE Genpar II Advisors, LLC	R02201 - TPG Real Estate Genpar II, L.P.	LP Interest representing up to 37% of the promote
RemainCo II	TPG OG II	R02367 - Mothership GenPar Advisors, LLC	R02368 - Mothership GenPar, L.P.	LP Interest representing up to 37% of the promote
RemainCo II	TPG OG II	T05517 - TPG VI AIV SLP SD Advisors, LLC	T05514 - TPG VI AIV SLP SD, L.P.	LP Interest representing up to 50% of the promote
RemainCo II	TPG OG II	T31217 - TPG Tech Adjacencies DE AIV GP Adv	T31218 - TPG Tech Adjacencies DE AIV GenPar	LP Interest representing 15% of the promote
RemainCo II	TPG OG II	S12210 - The Rise Fund II DE AIV GenPar Advisors, LLC	S12211 - The Rise Fund II DE AIV GenPar, L.P.	LP Interest representing 10% of the promote
RemainCo II	TPG OG II	S11214 - The Rise Fund DE AIV GP Advisors LP	S11215 - The Rise Fund DE AIV GenPar, L.P.	LP Interest representing 2.5% of the promote
RemainCo II	TPG OG II	S05209 - TPG Growth V DE AIV GenPar Advisors, LLC	S05210 - TPG Growth V DE AIV GenPar, L.P.	LP Interest representing 15% of the promote
RemainCo II	TPG OG II	T07234 - TPG Aion Partners GenPar Advisors, LLC	T07235 - TPG Aion Partners GenPar, L.P.	LP Interest representing 15% of the promote
RemainCo II	TPG OG II	TPG OG II	Brooklands Capital Strategies Management, L.P.	Entire LP Interest
RemainCo II	TPG OG II	S03220 - TPG Growth III DE AIV GenPar Advisor	S03221 - TPG Growth III DE AIV GenPar, L.P.	LP Interest representing 40% of the promote
RemainCo II	TPG OG II	TPG OG II	W61311 - TPG ART DE AIV II, LP	LP Interest representing 100% of the coinvest

RemainCo II	TPG OG II	W61207 - TPG ART DE AIV GenPar Advisors, LLC	W61208 - TPG ART DE AIV GenPar, LP	LP Interest representing 50% of the promote
RemainCo II	TPG OG II	W55203 - TPG Biotech V DE AIV GenPar Advisors	W55204 - TPG Biotech V DE AIV GenPar, L.P.	LP Interest representing 50% of the promote
RemainCo II	TPG OG II	TPG OG II	W55103 - TPG Biotech V DE AIV II, L.P.	LP Interest representing 100% of the coinvest
RemainCo II	TPG OG II	TPG OG II	I01506 - Palestra Capital Management, LLC	Entire LLC Interest
RemainCo II	TPG OG II	X61202 - TPG DASA Advisors, LLC	X61201 - TPG CDP DASA GenPar A, L.P.	LP Interest representing up to 60% of the promote
RemainCo II	TPG OG II	T11204 - TPG Energy Solutions DE AIV GP Advrs	T11205 - TPG Energy Solutions DE AIV GenPar	LP Interest representing 12.5% of the promote
RemainCo II	TPG OG II	T11202 - TPG Energy Solutions GenPar Advisors	T11201 - TPG Energy Solutions GenPar, L.P.	LP Interest representing 12.5% of the promote
RemainCo II	TPG OG II	T05516 - TPG V AIV SLP SD Advisors, LLC	T05513 - TPG V AIV SLP SD, L.P.	LP Interest representing up to 50% of the promote
RemainCo II	TPG OG II	R04201 - TPG Real Estate Genpar IV Advisors, LLC	R04202 - TPG Real Estate Genpar IV, L.P.	LP Interest representing 10% of the promote
RemainCo II	TPG OG II	K01201 - TPG GP Solutions GenPar Advisors, LLC	K01202 - TPG GP Solutions GenPar, L.P.	LP Interest representing 15% of the promote
RemainCo II	TPG OG II	W54320 - TPG Biotech IV DE AIV Genpar Advisor	W54322 - TPG Biotech IV DE AIV Genpar, L.P.	LP Interest representing 50% of the promote
RemainCo II	TPG OG II	TPG OG II	W54324 - TPG Biotech IV DE AIV II, L.P.	LP Interest representing 100% of the coinvest
RemainCo II	TPG OG II	S01231 - TPG STAR GenPar AIV Advisors, LLC	S01232 - TPG Star Genpar AIV, L.P.	LP Interest representing 28.9% of the promote
RemainCo III	TPG OG III	TPG OG III	X01288 - TPG SSP Genpar Holdings, LP	Entire LP Interest
RemainCo III	TPG OG III	TPG OG III	D72101 - Sixth Street Opportunities Partners III (A), LP	Entire LP Interest
RemainCo III	TPG OG III	TPG OG III	D74101 - TSSP Adjacent Opportunities Partners IV (A), LP	Entire LP Interest
RemainCo III	TPG OG III	TPG OG III	D73103 - TSSP Adjacent Opportunities Partners (B), LP	Entire LP Interest
RemainCo III	TPG OG III	TPG OG III	D75209 - TCS Equity, L.P.	Entire LP Interest
RemainCo III	TPG OG III	TPG OG III	D73121 - TSSP Adjacent Opportunities Partners (D), LP	Entire LP Interest
RemainCo III	TPG OG III	TPG OG III	D73111 - PSERS TAO Partners Parallel Fund, LP	Entire LP Interest
RemainCo III	TPG OG III	TPG OG III	D71101 - Sixth Street Opportunities Partners II (A), LP	Entire LP Interest
RemainCo III	TPG OG III	TPG OG III	D76203 - TSCO Equity, L.P.	Entire LP Interest
RemainCo III	TPG OG III	TPG OG III	D67103 - Sixth Street Specialty Lending Europe I (USD Feeder), L.P.	Entire LP Interest
RemainCo III	TPG OG III	TPG OG III	D71269 - President Residential Mortgage Equity, LP	Entire LP Interest
RemainCo III	TPG OG III	TPG OG III	D71115 - TOP II Allison AIV II, L.P.	Entire LP Interest

RemainCo III	TPG OG III	TPG OG III	D72181 - TOP III Delaware AIV I- B, LP	Entire LP Interest
RemainCo III	TPG OG III	TPG OG III	D74105 - TOP IV Delaware AIV I- B LP	Entire LP Interest
RemainCo III	TPG OG III	TPG OG III	SSP-1 - TOP III DBT AIV III (A)	Entire LP Interest
RemainCo III	TPG OG III	TPG OG III	SSP-11 - TAO (B) AIV I-A, LP	Entire LP Interest
RemainCo III	TPG OG III	TPG OG III	SSP-12 - TAO (B) AIV I-D, LP	Entire LP Interest
RemainCo III	TPG OG III	TPG OG III	SSP-13 - TAO (B) AIV II-A, LP	Entire LP Interest
RemainCo III	TPG OG III	TPG OG III	SSP-14 - TCS II IHC, LLC	Entire LP Interest
RemainCo III	TPG OG III	TPG OG III	SSP-8 - MLS (B & C) AIV 1-A, LP	Entire LP Interest
RemainCo III	TPG OG III	TPG OG III	D71253 - Sixth Street Partners, LP	Entire LP Interest
RemainCo III	TPG OG III	TPG OG III	T06257 - Sixth Street Opportunities Genpar II Advisers, LLC	Entire LLC Interest
RemainCo III	TPG OG III	TPG OG III	T06258 - Sixth Street Opportunities NPL Advisers, LLC	Entire LLC Interest
RemainCo III	TPG OG III	A07201 - TPG Asia GenPar VII Advisors, Inc.	A07202 - TPG Asia GenPar VII, L.P.	LP Interest representing 15% of the promote
RemainCo III	TPG OG III	H04205 - TPG PEP GenPar Advisors, L.P.	H04201 - TPG PEP GenPar Governance, LP	LP Interest representing 10% of the promote
RemainCo III	TPG OG III	TPG OG III	H04103 - TPG TPEP Co-Invest, LP	LP Interest representing 100% of the coinvest
RemainCo III	TPG OG III	S04214 - TPG Growth IV SF AIV GenPar Advisors	S04215 - TPG Growth IV SF AIV GenPar, L.P.	LP Interest representing 15% of the promote
RemainCo III	TPG OG III	S04208 - TPG Growth IV Cayman AIV GP Advisors	S04209 - TPG Growth IV Cayman AIV GenPar, LP	LP Interest representing 15% of the promote
RemainCo III	TPG OG III	S04210 - TPG Growth IV C GenPar Advisors Inc	S04211 - TPG Growth IV C GenPar, L.P.	LP Interest representing 15% of the promote
RemainCo III	TPG OG III	TPG OG III	Y02130 - TPG NQ HoldCo, L.P.	An amount of Class R Interests that represents 5% of the promote of the funds held by NQ Holdco
RemainCo III	TPG OG III	TPG OG III	I01718 - Sherpa Ventures Fund, LP	Entire LP Interest
RemainCo III	TPG OG III	TPG OG III	I02212 - SherpaVentures Fund II, LP	Entire LP Interest
RemainCo III	TPG OG III	T07218 - TPG GenPar VII SBS SA I Advisors LLC	T07217 - TPG GenPar VII SBS SA I, L.P.	LP Interest representing 15% of the promote
RemainCo III	TPG OG III	T07210 - TPG VII Magni GenPar Advisors, LLC	T07211 - TPG VII Magni GenPar, L.P.	LP Interest representing 15% of the promote
RemainCo III	TPG OG III	T07214 - TPG Partners VII (C) GenPar Advisors	T07215 - TPG Partners VII (C) GenPar, L.P.	LP Interest representing 15% of the promote
RemainCo III	TPG OG III	T07220 - TPG GenPar VII SBS SA I AIV I Adviso	T07219 - TPG GenPar VII SBS SA I AIV I, L.P.	LP Interest representing 15% of the promote

RemainCo III	TPG OG III	T07230 - TPG VII LTP AIV Genpar Advisors, LLC	T07231 - TPG VII LTP AIV Genpar, L.P.	LP Interest representing 15% of the promote
RemainCo III	TPG OG III	T07230 - TPG VII LTP AIV Genpar Advisors, LLC	T07229 - TPG VII Lux Debt Holdings Genpar II, SCSp	LP Interest representing 15% of the promote
RemainCo III	TPG OG III	T07232 - TPG VII LTP AIV GenPar Advisors II, LLC	T07233 - TPG VII LTP AIV GenPar II, L.P.	LP Interest representing 15% of the promote
RemainCo III	TPG OG III	T07482 - TPG VII Lux Debt Holdings Genpar Advisors, LLC	T07729 - TPG VII Lux Debt Holdings Genpar II, SCSp	LP Interest representing 15% of the promote
RemainCo III	TPG OG III	S03210 - TPG Growth III Cayman AIV GenPar Adv	S03211 - TPG Growth III Cayman AIV GenPar, LP	LP Interest representing 40% of the promote
RemainCo III	TPG OG III	S03226 - TPG Growth III SF AIV GenPar Advisor	S03227 - TPG Growth III SF AIV GenPar, L.P.	LP Interest representing 40% of the promote
RemainCo III	TPG OG III	S03228 - TPG Growth III (C) GP Advisors, Inc.	S03229 - TPG Growth III (C) GenPar, L.P.	LP Interest representing 40% of the promote
RemainCo III	TPG OG III	S03231 - TPG Growth III DP AIV GenPar Advisor	S03230 - TPG Growth III DP AIV GenPar, L.P.	LP Interest representing 40% of the promote
RemainCo III	TPG OG III	S03232 - TPG Growth III LRS GenPar Advisors, LLC	S03233 - TPG Growth III LRS GenPar II, SCSp	LP Interest representing 40% of the promote
RemainCo III	TPG OG III	S03232 - TPG Growth III LRS GenPar Advisors, LLC	S03234 - TPG Growth III LRS GenPar, L.P.	LP Interest representing 40% of the promote
RemainCo III	TPG OG III	T21202 - TPG Digital Media GenPar Advisors	T21201 - TPG Digital Media GenPar, L.P.	LP Interest representing 12.5% of the promote
RemainCo III	TPG OG III	TPG OG III	T21101 - TPG Digital Media, L.P.	LP Interest representing 100% of the coinvest
RemainCo III	TPG OG III	T08207 - TPG GP VIII SBS SA I Advisors, LLC	T08208 - TPG GenPar VIII SBS SA I, L.P.	LP Interest representing 15% of the promote
RemainCo III	TPG OG III	T08228 - TPG GenPar VIII-AIV Advisors, Ltd.	T08227 - TPG Genpar VIII-AIV, L.P.	LP Interest representing 15% of the promote
RemainCo II	TPG OG II	T08242 - TPG VIII LTP AIV GenPar Advisors II, LLC	T08243 - Ragnar VIII Genpar II, L.P.	LP Interest representing 15% of the promote
RemainCo II	TPG OG II	T08244 - TPG HC LTP AIV GenPar Advisors II, LLC	T08245 - Ragnar HC Genpar II, L.P.	LP Interest representing 15% of the promote
RemainCo III	TPG OG III	T08235 - TPG VIII LTP AIV Genpar Advisors, LLC	T08236 - Ragnar VIII Genpar, L.P.	LP Interest representing 15% of the promote
RemainCo III	TPG OG III	T08237 - TPG HC LTP AIV Genpar Advisors, LLC	T08238 - Ragnar HC Genpar, L.P.	LP Interest representing 15% of the promote
RemainCo III	TPG OG III	T08247 - TPG Partners VIII Genpar EU Advisors, LLC	T08254 - TPG Partners VIII EU Genpar II, SCSp	LP Interest representing 15% of the promote
RemainCo III	TPG OG III	T08251 - TPG Genpar VIII SBS SA I AIV I Advisors, Inc.	T08252 - TPG Genpar VIII SBS SA I AIV I, L.P.	LP Interest representing 15% of the promote
RemainCo III	TPG OG III	T31209 - TPG Tech Adjacencies SF AIV GP Adv	T31210 - TPG Tech Adjacencies SF AIV GP, LP	LP Interest representing 15% of the promote

RemainCo III	TPG OG III	T31205 - TPG Tech Adjac Cayman AIV GP Adv	T31206 - TPG Tech Adjacencies Cayman AIV GP	LP Interest representing 15% of the promote
RemainCo III	TPG OG III	T31215 - TPG Tech Adjacencies LS AIV GP Advisors, LLC	T31213 - TPG Tech Adjacencies LS AIV GenPar, L.P.	LP Interest representing 15% of the promote
RemainCo III	TPG OG III	T31216 - TPG Tech Adjacencies LS AIV GP Advisors II, LLC	T31214 - TPG Tech Adjacencies LS AIV GenPar II, L.P.	LP Interest representing 15% of the promote
RemainCo III	TPG OG III	S05205 - TPG Growth V SF AIV GenPar Advisors	S05206 - TPG Growth V SF AIV GenPar, L.P.	LP Interest representing 15% of the promote
RemainCo III	TPG OG III	S05207 - TPG Growth V Cayman AIV GenPar Advs	S05208 - TPG Growth V Cayman AIV GenPar, L.P.	LP Interest representing 15% of the promote
RemainCo III	TPG OG III	S05214 - TPG Growth V (C) GenPar Advisors, Inc.	S05215 - TPG Growth V ( C ) GenPar, LP	LP Interest representing 15% of the promote
RemainCo III	TPG OG III	R02220 - TPG Real Estate GP II Advisors A LLC	R02217 - TPG Real Estate GenPar (C), LP	LP Interest representing up to 37% of the promote
RemainCo III	TPG OG III	R02220 - TPG Real Estate GP II Advisors A LLC	R02210 - TPG Real Estate GenPar II (A), LP	LP Interest representing up to 37% of the promote
RemainCo III	TPG OG III	R02221 - TPG Real Estate GenPar II Advisors B	R02211 - TPG Real Estate GenPar II (B), L.P.	LP Interest representing up to 37% of the promote
RemainCo III	TPG OG III	R02355 - TREP GenPar II U.K. Investments Advisers, LLC	R02356 - TREP GenPar II U.K. Investments, LP	LP Interest representing up to 37% of the promote
RemainCo III	TPG OG III	S11216 - Evercare Health Fund GenPar Advisor	S11217 - Evercare Health Fund GenPar, L.P.	LP Interest representing 50% of the promote
RemainCo III	TPG OG III	TPG OG III	S11110 - Evercare Health Fund, L.P.	LP Interest representing 100% of the coinvest
RemainCo III	TPG OG III	T06246 - TPG GenPar VI Cayfir AIV Adv, Inc.	T06245 - TPG GenPar VI Cayfir AIV, L.P.	LP Interest representing up to 50% of the promote
RemainCo III	TPG OG III	T06620 - TPG GenPar VI Delfir AIV Advisors II	T06621 - TPG GenPar VI Delfir AIV II, L.P.	LP Interest representing up to 50% of the promote
RemainCo III	TPG OG III	T06231 - TPG GenPar VI-AIV Advisors	T06218 - TPG Genpar VI-AIV, L.P.	LP Interest representing up to 50% of the promote
RemainCo III	TPG OG III	T06249 - TPG FOF GenPar VI Advisors, LLC	T06251 - TPG FOF GenPar VI, L.P.	LP Interest representing up to 50% of the promote
RemainCo III	TPG OG III	T06256 - TPG GenPar VI AIV TM Advisors, Inc.	T06255 - TPG GenPar VI AIV TM, L.P.	LP Interest representing up to 50% of the promote
RemainCo III	TPG OG III	T06273 - TPG GP VI Delfir AIV Advisors, LLC	T06289 - TPG VI AID Co-Invest GenPar, L.P.	LP Interest representing up to 60% of the promote
RemainCo III	TPG OG III	T06268 - TPG VI AIV SLP SD III Advisors, LLC	T06267 - TPG VI AIV SLP SD III, L.P.	LP Interest representing up to 50% of the promote
RemainCo III	TPG OG III	T06250 - TPG VI OG AIV GenPar Advisors, Inc.	T06252 - TPG VI OG AIV GenPar, L.P.	LP Interest representing up to 50% of the promote
RemainCo III	TPG OG III	T06280 - TPG VI X2 Advisors, Inc.	T06281 - TPG VI X2 Genpar, LP	LP Interest representing up to 50% of the promote
RemainCo III	TPG OG III	TPG OG III	I02711 - CircleUp Growth Partners L.P	Entire LP Interest

RemainCo III	TPG OG III	TPG OG III	I02707 - CircleUp Network, Inc.	Entire Preferred Stock
RemainCo III	TPG OG III	R03206 - TPG RE GP III EU Advisors, LLC	R03209 - TPG Real Estate EU GenPar IV, SCSp	LP Interest representing 10% of the promote
RemainCo III	TPG OG III	R03215 - TPG Real Estate Genpar III Advisors, Ltd.	R03216 - TPG Real Estate Genpar III - AIV, LP	LP Interest representing 10% of the promote
RemainCo III	TPG OG III	TPG OG III	I02938 - BGH Capital PE Holding Trust	Entire Trust Units
RemainCo III	TPG OG III	TPG OG III	I01458 - Palestra Capital Master Fund, LP	Entire LP Interest
RemainCo III	TPG OG III	S11209 - The Rise Fund AIV GenPar Adv, Inc	S11210 - The Rise Fund AIV GenPar, L.P.	LP Interest representing 2.5% of the promote
RemainCo III	TPG OG III	TPG OG III	Y02125 - TPG HS Holdings, LLC	Entire LLC Interest
RemainCo III	TPG OG III	R01202 - TPG Real Estate Core Plus GenPar Advisor, LLC	R01203 - TPG Real Estate Core- Plus GenPar, LP	LP Interest representing 10% of the promote
RemainCo III	TPG OG III	N01200 - TPG Seville Genpar Advisors, LLC	N01201 - TPG Seville GenPar, Limited Partners	LP Interest representing 40% of the promote
RemainCo III	TPG OG III	TPG OG III	T05218 - TPG EPF, L.P.	LP Interest representing 100% of the coinvest
RemainCo III	TPG OG III	TPG OG III	T06212 - TPG OPF, L.P.	LP Interest representing 100% of the coinvest
RemainCo III	TPG OG III	TPG OG III	T05217 - TPG FPP, L.P.	LP Interest representing 100% of the coinvest
RemainCo III	TPG OG III	TPG OG III	T06247 - TPG FPC-B, L.P.	LP Interest representing 100% of the coinvest
RemainCo III	TPG OG III	TPG OG III	S01208 - TPG Growth FPP, L.P.	LP Interest representing 100% of the coinvest
RemainCo III	TPG OG III	S12206 - Rise Fund II SF AIV GenPar Advisors	S12207 - The Rise Fund II SF AIV GenPar, L.P.	LP Interest representing 10% of the promote
RemainCo III	TPG OG III	S12208 - The Rise Fund GenPar II-AIV Advisors, Inc.	S12209 - The Rise Fund GenPar II- AIV, L.P.	LP Interest representing 10% of the promote
RemainCo III	TPG OG III	TPG OG III	H01207 - TPG HF Management, L.P.	Entire LP Interest
RemainCo III	TPG OG III	TPG OG III	D02101 - Castlelake I, L.P.	Entire LP Interest
RemainCo III	TPG OG III	TPG OG III	I01372 - Castlelake II, L.P.	Entire LP Interest
RemainCo III	TPG OG III	G02208 - TPG Growth II Cayman AIV Gator GenPa	G02209 - TPG Growth II Cayman AIV Gator GP,LP	LP Interest representing 50% of the promote
RemainCo III	TPG OG III	TPG OG III	X01337 - TPG Professionals Northstar, L.P.	Entire LP Interest
RemainCo III	TPG OG III	TPG OG III	I02166 - FS Endura Holdings, LLC	Entire LLC Interest
RemainCo III	TPG OG III	S02251 - TPG Growth II Cayman AV GP Adv, Inc	S02331 - TPG Growth II Cayman AIV GenPar, LP	LP Interest representing 50% of the promote
RemainCo III	TPG OG III	S31205 - TPG Rise Climate Cayman AIV GenPar Advisors, Inc.	S31206 - TPG Rise Climate Cayman AIV GenPar, LP	LP Interest representing 13.07% of the promote
RemainCo III	TPG OG III	X62203 - TPG Golden Bear Partners GP Adv LP	X62204 - TPG Golden Bear Partners GenPar, L.P	LP Interest representing 100% of the coinvest
RemainCo III	TPG OG III	X62201 - TPG Lonestar GenPar I Advisors, LLC	X62202 - TPG Lonestar GenPar I, L.P.	LP Interest representing 100% of the coinvest

RemainCo III	TPG OG III	TPG OG III	X51313 - TFP OG AIV I, L.P.	LP Interest representing 100% of the coinvest
RemainCo III	TPG OG III	X51211 - TFP OG AIV GenPar Advisors, Inc.	X51326 - TFP OG AIV GenPar, L.P.	LP Interest representing 50% of the promote
RemainCo III	TPG OG III	TPG OG III	A04206 - Newbridge Asia Associates IV, L.P.	LP Interest representing 100% of the coinvest
RemainCo III	TPG OG III	TPG OG III	W61104 - TPG ART Cayfir AIV II, L.P.	LP Interest representing 100% of the coinvest
RemainCo III	TPG OG III	W61211 - TPG ART GenPar Cayfir AIV Advisors	W61210 - TPG ART GenPar Cayfir AIV, LP	LP Interest representing 50% of the promote
RemainCo III	TPG OG III	X61113 - TPG DASA Advisors (RE) II, LLC	X61115 - TPG CDP DASA GenPar C, L.P.	LP Interest representing up to 60% of the promote
RemainCo III	TPG OG III	X61113 - TPG DASA Advisors (RE) II, LLC	X61213 - TPG CDP DASA GenPar PEI, L.P.	LP Interest representing up to 60% of the promote
RemainCo III	TPG OG III	X61113 - TPG DASA Advisors (RE) II, LLC	X61212 - TPG NJ DASA GenPar C, LP.	LP Interest representing up to 60% of the promote
RemainCo III	TPG OG III	X61203 - TPG DASA Advisors (Cayman), Inc	X61204 - TPG CDP DASA GenPar B, L.P.	LP Interest representing up to 60% of the promote
RemainCo III	TPG OG III	X62205 - TPG MMI Partners GenPar Advisors Inc	X62206 - TPG MMI Partners GenPar, L.P.	LP Interest representing up to 50% of the promote
RemainCo III	TPG OG III	R04206 - TPG Real Estate Genpar IV-A Advisors, LLC	R04207 - TPG Real Estate Genpar IV-A, L.P.	LP Interest representing 10% of the promote
RemainCo III	TPG OG III	R04203 - TPG Real Estate Genpar IV EU Advisors, LLC	R04205 - TPG Real Estate IV EU Genpar I-A, SCSp	LP Interest representing 10% of the promote
RemainCo III	TPG OG III	TPG OG III	Nerdy	All warrants held by TPG OG III
RemainCo III	TPG OG III	TPG OG III	Vacasa	All FPA Shares held by TPG OG III
RemainCo III	TPG OG III	A11202 - TPG Synergy Genpar Advisors, Inc.	A11201 - TPG Synergy Investment, L.P.	LP Interest representing up to 100% of the promote
RemainCo III	TPG OG III	TPG OG III	S21202 - TPG-SV JV SE Inc. (Cayman)	Shares representing 100% of the coinvest
RemainCo III	TPG OG III	Y03305 - TPG Pace Governance, LLC	Y03326 - TPG Pace Beneficial Finance Sponsor (Series S)	LLC Interest representing 12.011% ownership
RemainCo III	TPG OG III	Y03305 - TPG Pace Governance, LLC	Y03327 - TPG Pace Beneficial Finance Sponsor (Series W-1)	LLC Interest representing 12.011% ownership
RemainCo III	TPG OG III	Y03305 - TPG Pace Governance, LLC	Y03336 - TPG Pace Beneficial Finance Sponsor (Series W-2)	LLC Interest representing 12.011% ownership
RemainCo III	TPG OG III	Y03305 - TPG Pace Governance, LLC	Y03338 - TPG Pace Beneficial II Sponsor (Series S-1)	LLC Interest representing 12.6316% ownership
RemainCo III	TPG OG III	Y03305 - TPG Pace Governance, LLC	Y03339 - TPG Pace Beneficial II Sponsor (Series W-1)	LLC Interest representing 12% ownership
RemainCo III	TPG OG III	Y03305 - TPG Pace Governance, LLC	Y03340 - TPG Pace Beneficial II Sponsor (Series W-2)	LLC Interest representing 12% ownership
RemainCo III	TPG OG III	Y03305 - TPG Pace Governance, LLC	Y03349 - TPG Pace Solutions Sponsor (Series S-1)	LLC Interest representing 13.1316% ownership
RemainCo III	TPG OG III	Y03305 - TPG Pace Governance, LLC	Y03351 - TPG Pace Solutions Sponsor (Series W-1)	LLC Interest representing 12.475% ownership
RemainCo III	TPG OG III	Y03305 - TPG Pace Governance, LLC	Y03352 - TPG Pace Solutions Sponsor (Series W-2)	LLC Interest representing 12.475% ownership
RemainCo III	TPG OG III	Y03305 - TPG Pace Governance, LLC	Y03341 - TPG Pace Tech Opportunities II Sponsor (Series S-1)	LLC Interest representing 12.6316% ownership
RemainCo III	TPG OG III	Y03305 - TPG Pace Governance, LLC	Y03322 - TPG Pace Tech Opportunities Sponsor (Series S)	LLC Interest representing 12.011% ownership

RemainCo III	TPG OG III	Y03305 - TPG Pace Governance, LLC	Y03323 - TPG Pace Tech Opportunities Sponsor (Series W-1)	LLC Interest representing 12.011% ownership
RemainCo III	TPG OG III	Y03305 - TPG Pace Governance, LLC	Y03335 - TPG Pace Tech Opportunities Sponsor (Series W-2)	LLC Interest representing 12.011% ownership
RemainCo III	TPG OG III	Y03358 - TPG HealthTech Governance, LLC	Y03359 - AfterNext HealthTech Sponsor (Series S-1)	LLC Interest representing 7.6031% ownership
RemainCo III	TPG OG III	Y03358 - TPG HealthTech Governance, LLC	Y03361 - AfterNext HealthTech Sponsor (Series W-1)	LLC Interest representing 9.2072% ownership